                                                                    EXHIBIT 10.2

                             AMENDMENT #1 TO LEASE
                             ---------------------

1.   Parties.
     -------

     This Amendment, dated as of July 19 1999, is between Andover Mills Realty Limited Partnership ("Landlord") and CMGI, Inc., ("Tenant").

2.   Recitals.
     --------

     2.1. Landlord and Tenant have entered into a Lease, dated as of April 12, 1999, for space in Brickstone Square in Andover, Massachusetts the (the "Lease"). Unless otherwise defined, terms used in this Amendment have the same meanings as those used in the Lease.

     2.2 PictureTel Corporation is the current tenant of the Additional Space on the 4th Floor of the Building. PictureTel has advised Landlord that it may be able to vacate a portion of the Additional Space ("Additional Space A") before the scheduled expiration date of its lease, which would allow Landlord to deliver Additional Space A to Tenant earlier than the rest of the Additional Space. "Additional Space A" is shown in Exhibit "B-2" attached hereto and incorporated herein by this reference and is agreed to contain 30,876 s.f. of rentable area. The remainder of the Additional Space is called "Additional Space B" and is agreed to contain 13,309 s.f. of rentable area. If Landlord can accomplish early delivery of Additional Space A, Tenant wishes to accept vacant possession of Additional Space A before it receives vacant possession of Additional Space B.

     2.3 Tenant also wishes to exercise its first Expansion Option. The Expansion Space to be provided by Landlord for the first Expansion Option (the "First Expansion Space") is located on the 2nd Floor of the Building and is shown in Exhibit "B-2," and is agreed to contain 37,100 s.f. of rentable area. PictureTel Corporation also is the current tenant of the First Expansion Space.

     2.4 To accomplish these and other matters, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree and the Lease is amended as follows, notwithstanding anything to the contrary:

3.   Amendments.
     ----------

     3.1 If Landlord can deliver vacant possession of Additional Space A before it delivers vacant possession of Additional Space B, Tenant will accept delivery on that basis, and: (a) the term of the Lease will begin for (and the Premises will include) each of Additional Space A and Additional Space B when vacant possession of that particular space is delivered to Tenant; (b) the Rent Commencement Date for each of Additional Space A and Additional Space B will occur on the earlier of the date that Tenant occupies that particular space to conduct business or sixty (60) days after the date that vacant possession of that particular space is delivered to Tenant; and (c) on the Rent Commencement Date for Additional Space A Tenant's Percentage will be increased by 3.28%, and on the Rent Commencement Date for Additional Space B Tenant's Percentage will be increased by 1.42%. If Landlord does not deliver vacant possession of Additional Space A before it delivers vacant possession of Additional Space B, then it will deliver vacant possession of the entire Additional Space all at once as initially contemplated in the Lease.

     3.2 Tenant hereby exercises its first Expansion Option, and: (a) the Expansion Space for the first Expansion Option will be the First Expansion Space; (b) the term of the Lease will begin for (and the Premises will include) the First Expansion Space when vacant possession of that particular space is delivered to Tenant (subject to Section 28.2(a) of the Lease); (c) notwithstanding Section 28.2(b) of the Lease to the contrary, the Rent Commencement Date for the First Expansion Space will occur on the earlier of the date that Tenant occupies that particular space to conduct business or sixty
(60) days after the date that vacant possession of that particular space is delivered to Tenant; and (d) on the Rent Commencement Date for the First Expansion Space, Tenant's Percentage will be increased by 3.94%.

     3.3 Landlord will provide the inducement payments to Tenant for Additional Space A, Additional Space B, and the First Expansion Space in accordance with
Section 26 of the Lease. Tenant acknowledges receiving the entire inducement payment for the Initial Space in accordance with Section 26(a) of the Lease. Tenant also acknowledges and agrees that the $250,000 portion of the inducement payment received for the Initial Space actually was a payment made to Tenant by Tenant's former sublandlord, FTP Software, Inc., under its sublease with Tenant, which payment was received by Landlord from, and paid by Landlord to Tenant on behalf of, FTP Software, Inc.

     3.4 Tenant represents and warrants that, other than the Broker (which is Tenant's sole agent for these purposes), it has not dealt with or engaged any broker, agent, finder or similar party in connection with this transaction or its lease of the Additional Space or the First Expansion Space.

     3.5 The agreements set forth in the Recitals in Section 2 above are incorporated herein and are confirmed by the parties.

     3.6 On request of either party, both parties will promptly execute and deliver written confirmations of the following dates: the date that vacant possession of any particular space is delivered to Tenant; and the Rent Commencement Date for that space. A party's failure to execute or deliver such a written confirmation will not alter the actual date(s) for which confirmation was requested.

4.   No Other Changes.
     ----------------

     The Lease is in full force and effect, and except as set forth above the Lease remains unchanged.

     IN WITNESS WHEREOF, intending to be legally bound, the parties have executed this Amendment under seal as of the date first set forth above.


                                       ANDOVER MILLS REALTY LIMITED PARTNERSHIP, a
                                       Massachusetts limited partnership

                                       By:  Brickstone Square Realty, Inc., a Massachusetts
WITNESS:                                    corporation, general partner


 /s/ Carolyn Grover                         By: /s/ Martin Spagat
--------------------------------                ---------------------------------------
Name Printed: Carolyn Grover                    Name: Martin Spagat
                                                Title: Vice President
                                                Authorized Signature


WITNESS:                               CMGI, INC., a Delaware corporation

/s/ B. Garrity                            By: /s/ A. Hajducky
--------------------------------          ---------------------------------------------
Name Printed:                                 Name: Andrew Hajducky
                                              Title: CEO
                                              Authorized Signature

                                                           EXHIBIT "B-2"
                                                           -------------
                                                             PREMISES
                                                        "ADDITIONAL SPACE:"
                                                            BUILDING 100
                                                            FOURTH FLOOR


[FLOOR PLAN APPEARS HERE]

                                                           EXHIBIT "B-2"
                                                           -------------
                                                             PREMISES
                                                      "FIRST EXPANSION SPACE"
                                                           BUILDING 100
                                                           SECOND FLOOR


[FLOOR PLAN APPEARS HEAR]